CAVANAL HILL FUNDS
Supplement dated June 4, 2009
to the following Statements of Additional Information (“SAI”), each dated January 1, 2009, as amended:
Bond and Equity Funds
Money Market Funds
This Supplement provides updated information and supersedes any information to the contrary contained in the “Legal and Regulatory” sections of the Statements of Additional Information and Prospectuses dated January 1, 2009.
By letter dated May 28, 2009, the SEC notified Cavanal Hill Investment Management, Inc. (formerly AXIA Investment Management, Inc., “AXIA”) and its parent, Bank of Oklahoma, N.A. (“BOK”), that it has completed its investigation of AXIA and BOK and does not intend to recommend any enforcement action by the Commission as a result of marketing arrangements that AXIA had with BISYS Fund Services, Inc. (now Citi Fund Services Ohio, Inc.) during the period between 1999 and 2004, as the same are more fully described in the Funds’ Prospectus and Statements of Additional Information under the heading “Legal and Regulatory Matters.”
SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE.
CH-SPSAI-0609